SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

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                                     FORM 8-K



                                  CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported)   April 15, 1997
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                       TELCO COMMUNICATIONS GROUP, INC.
                      --------------------------------
             (Exact name of registrant as specified in its charter)


Virginia                       0-28668                        54-1674283
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(State or other         (Commission File Number)          (I.R.S. Employer
 jurisdiction of                                          Identification No.)
 incorporation)



4219 Lafayette Center Drive, Chantilly, Virginia                20151
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(Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code   (703) 631-5600
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         (Former name or former address, if changed since last report)

     Exhibit Index on Page 4
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Item 2. Acquisition of Assets
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     On April 15, 1997, a wholly owned subsidiary of Telco Communications
Group, Inc. (Telco Communications Group, Inc. and its wholly owned subsidiaries are hereinafter collectively referred to as "Telco" or the "Company") acquired the voice network assets of Advantis, a partnership formed by International Business Machines Corp. and Sears, Roebuck and Co. ("Advantis"), for approximately $170 million in cash. The purchase price was determined by negotiations between Advantis and Telco. The Company financed the acquisition from available cash and from borrowings under its credit facility with a group of banks led by NationsBank. The credit facility was increased from $100 million to $200 million in conjunction with the acquisition.

     The assets acquired from Advantis by Telco include a long-term lease on approximately 100,000 network miles of DS-3 fiber optic capacity. Currently, the flexible portion of the leased network capacity serves 30 cities in the eastern United States and the fixed portion of the leased network crosses 19 cities in the western United States. Additionally, Telco acquired five Nortel DMS 250 switches and other ancillary network equipment located in Atlanta, Georgia; Chicago, Illinois; Dallas, Texas; Los Angeles, California; and New York, New York. Telco is considering the sale of certain of the switching equipment. Otherwise, Telco will continue to use these assets as they were used by Advantis for the provision of telecommunications services.

     The press release issued by Telco regarding the closing of the Advantis acquisition is annexed hereto as Exhibit 99.1, and incorporated in its entirety by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c)  Exhibits

    Exhibit Number         Description
    --------------         ---------------

     *+2.1 Network Purchase Agreement between Advantis and Telco Network Services, Inc. dated March 11, 1997

      99.1        Press Release dated April 15, 1997

* Incorporated by reference from Telco's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 filed with the Commission on March 28, 1997.

** Incorporated by reference from Telco's Registration Statement on Form S-1 (Commission File No. 333-05857)


+ Portions of this Exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TELCO COMMUNICATIONS GROUP, INC.

                                    By: /s/ Bryan Rachlin
                                        -----------------------------
Date:  April 28, 1997                   Bryan Rachlin
                                        Chief Operating Officer

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
                            INDEX TO EXHIBITS

                                FORM 8-K


Exhibit Number           Description                                Page
-------------------      -----------                                ----

      *+2.1          Network Purchase Agreement between Advantis and
               Telco Network Services, Inc. dated March 11, 1997

       99.1       Press Release dated April 15, 1997


* Incorporated by reference from Telco's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 filed with the Commission on March 28, 1997.

+ Portions of this Exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.